Virtus Equity Trust

Virtus Insight Trust

Virtus Opportunities Trust

Supplement dated November 14, 2008 to the Prospectuses and Statements of Additional Information

(“SAI”) for Virtus Equity Trust dated June 6, 2008, Virtus Insight Trust dated May 1, 2008,

and Virtus Opportunities Trust dated January 31, 2008, each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2009, the Virtus Mutual Funds will no longer accept new or additional purchases by or through those 403(b) plans administered by State Street Bank and Trust Company (“State Street 403(b) Plans”), except those generated from 2008 tax year contributions. As a result, as of that date, any statements in the Funds’ respective prospectuses and SAIs that shares of the Funds are offered in connection with, or available as investments under, 403(b) plans are hereby modified to clarify that such investments are available only to certain 403(b) plans. Existing investments by State Street 403(b) Plans and their participants, and any new or existing investments by 403(b) plans that are not administered by State Street Bank and Trust Company, will otherwise continue to be treated in the same manner described in the prospectuses and SAIs.

Investors should retain this supplement with the Prospectus and SAI for future reference.

8102/403bChanges (11/08)